                                                                    Exhibit 10.5

                    AMENDED AND RESTATED GUARANTEE AGREEMENT


      AMENDED AND RESTATED GUARANTEE (as amended, supplemented or otherwise modified from time to time, this "Guarantee"), dated as of [ ], 2005, made by Consolidated Communications Holdings, Inc. ("CCI Holdings") and by each of the Subsidiaries of Consolidated Communications, Inc. (the "CCI Borrower") and Consolidated Communications Acquisition Texas, Inc. (the "TXU Borrower", and together with the CCI Borrower, the "Borrowers") that are signatories hereto or which become parties hereto pursuant to Section 18 (the "Subsidiary Guarantors"), in accordance with Section 5.16 of the Second Amended and Restated Credit Agreement dated as of February 23, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among CCI Holdings, the Borrowers, the Lenders, Citicorp North America, Inc., as administrative agent (in such capacity, the "Administrative Agent"), Credit Suisse First Boston and Deutsche Bank Securities Inc. as co-syndication agents, Credit Suisse First Boston and Citigroup Global Markets Inc. as joint lead arrangers and joint bookrunners and CoBank, ACB, as documentation agent.

                              W I T N E S S E T H :

      WHEREAS, the parties hereto are all either parties to the CCI Illinois Borrower Group Guarantee Agreement (the "Illinois Guarantee Agreement"), dated as of April 14, 2004, or the CCI Texas Borrower Group Guarantee Agreement (the "Texas Guarantee Agreement" and together with the Illinois Guarantee Agreement, the "Existing Guarantee Agreements") entered into in connection with the Original Credit Agreement (as defined in the Credit Agreement");

      WHEREAS, in connection with the execution of the Credit Agreement, the parties wish to amend and restate the Existing Guarantee Agreements pursuant to this Guarantee;

      WHEREAS, the CCI Borrower and the TXU Borrower are each direct Wholly Owned Subsidiaries of CCI Holdings and each Subsidiary Guarantor that is a party hereto is a direct or indirect Subsidiary of the CCI Borrower or the TXU Borrower (CCI Holdings and each Subsidiary Guarantor that is a party hereto being collectively referred to as the "Guarantors" and the Guarantors being referred to individually as a "Guarantor");

      WHEREAS, it is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement, that CCI Holdings and each Subsidiary Guarantor shall have executed and delivered this Guarantee; and

      WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers under the Credit Agreement, and desires to execute this Guarantee in order to satisfy the condition precedent described in the preceding paragraph and to induce the Lenders to maintain and make Loans to the Borrowers and issue Letters of Credit for the account of the Borrowers;

      NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Borrowers under the Credit Agreement, the Guarantors hereby agree with and for the benefit of the Agents and the Lenders as follows:

      1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following terms shall have the following meaning:

            "Guaranteed Obligations" means with respect to each Guarantor, its obligations pursuant to this Guarantee.

      2. Guarantee. (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Agents and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Credit Agreement) of the Borrowers, and each such Guarantor further agrees, jointly and severally, to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or the Collateral Agent in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.

            (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in support of the obligations of such Guarantor under its Guarantee or pursuant to Section 2(f).

            (c) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights of the Administrative Agent or any Lender hereunder.

            (d) No payment or payments made by the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Guaranteed Obligations or payments received or collected from such Guarantor in respect of the Guaranteed Obligations, remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Guaranteed Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized.

            (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

            (f) In order to provide for just and equitable contribution among the Guarantors, the Guarantors that are obligors under this Guarantee agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors that are obligors under this Guarantee in a pro rata amount based on the Adjusted Net Assets of each such Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Obligations or any other Guarantor's obligations with respect to this Guarantee. "Adjusted Net Assets" of any Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities

(after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Subsidiary of the Guarantor in respect of the obligations of this Guarantee), but excluding liabilities under this Guarantee, of such Guarantor at such date and (y) the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Guarantor in respect of the obligations of such Guarantor under this Guarantee), excluding debt in respect of this Guarantee of such Guarantor, as they become absolute and matured.

      3. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder or under the Credit Agreement or the other Loan Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

      4. Deferral of Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agents or any Lender against any Loan Party or any collateral security or guarantee or right of offset held by any Lender for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party in respect of payments made by such Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantors are hereby waived, in each case, until all amounts owing to the Agents and the Lenders on account of the Guaranteed Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized ("Discharge of the Obligations"); provided, however, that following the Discharge of Obligations, each Guarantor shall be entitled to enforce any and all rights at law or in equity to subrogation that may otherwise be available to such Guarantor.

      5. Amendments, etc., with Respect to the Guaranteed Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Guaranteed Obligations made by the Administrative Agent, the Collateral Agent or any Lender may be rescinded by such party and any of the Guaranteed Obligations continued, (b) the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent or any Lender, (c) the Credit Agreement, the other Loan Documents, any Letter of Credit, any Hedging Agreement under which there are Guaranteed Obligations and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as any Agent and/or any Lender may deem advisable from time to time, or (d) any collateral security, guarantee or right of offset at any time held by any Agent or any

Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any particular Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other Guarantor or guarantor or any release of any such other Guarantor or guarantor, shall not relieve such Guarantor in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers or any of the Guarantors and the Administrative Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Loan Document, the Letters of Credit, any Hedging Agreements under which there are Guaranteed Obligations, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party or any other person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Loan Party, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any other person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any Loan Party or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any such other person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Guaranteed Obligations.

      7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

      8. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent identified in Section 9.01 of the Credit Agreement, or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

      9. Representations and Warranties. Upon the date of execution of a counterpart hereof by any Guarantor, each Guarantor that is a Subsidiary Guarantor executing such counterpart on such date makes the representations and warranties as to itself in Article III of the Credit Agreement (as to itself) as if such Article III were herein.

      10. Covenants. Each Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Guaranteed Obligations are paid in full and the Commitments are terminated and either no Letter of Credit is outstanding or each outstanding Letter of Credit has been cash collateralized, each Guarantor will comply with Articles V and VI of the Credit Agreement to the extent such provisions apply to such Guarantor.

      11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      13. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Loan Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the entire agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Loan Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent; provided that any provision of this

Guarantee may be waived by the Administrative Agent in accordance with the Credit Agreement in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      15. Notices. All notices, requests, demands and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a)   if to any Guarantor, to it at:

                  c/o Consolidated Communications Holdings, Inc.
                  121 South 17th Street
                  Mattoon, IL  61938
                  Attention:  Steve Childers
                  Telecopy No.  (217) 223-9934
                  Email: steve.childers@consolidated.com

                  with a copy to:

                  Richard A. Lumpkin
                  121 South 17th Street
                  Mattoon, IL 61938
                  Telecopy No. (217) 234-9934
                  Email: Richard.lumpkin@consolidated.com

                  Robert J. Currey
                  121 South 17th Street
                  Mattoon, IL 61938
                  Telecopy No. (217) 234-9934
                  Email: Bob.currey@consolidated.com

                  King & Spalding LLP
                  1185 Avenue of the Americas
                  New York, NY 10036
                  Attention: John Graham, Esq.
                  Telecopy: (212) 556-2222
                  Email: jgraham@kslaw.com

            (b)   if to the Administrative Agent, to it at:

                  Citicorp North America, Inc.
                  2 Penn's Way, Suite 110
                  New Castle, DE 19720

                  Attention: Elizabeth Wier
                  Telecopy No: (302) 994-0961
                  Email: Elizabeth.j.wier@citigroup.com

                  with a copy to:

                  Cahill Gordon & Reindel LLP
                  80 Pine St.
                  New York, NY 10005
                  Attention: Jonathan A. Schaffzin, Esq.
                  Telecopy: (212) 269-5420
                  Email: jschaffzin@cahill.com

      All notices and other communications given to any party hereto in accordance with the provisions of this Guarantee shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or by certified or registered mail, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 15 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 15.

      16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      17. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      18. Additional Guarantors. Each Subsidiary of any Borrower that is required to become a party to this Agreement pursuant to Section 5.16 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Guarantee Agreement in the form of Annex I to this Agreement

      19. Submission to Jurisdiction; Waivers. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its assets, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by Law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Guarantee shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Guarantee against any Guarantor or its properties in the courts of any jurisdiction.

            (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of the Agents, any Lender or the Issuing Bank to serve process in any other manner permitted by Law.

            (d) Each Guarantor and the Administrative Agent, on behalf of the Lenders, hereby waive, to the fullest extent permitted by applicable law, any right they may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Guarantee. Each of the Guarantors and the Administrative Agent, on behalf of the Lenders, (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Guarantee by, among other things, the mutual waivers and certifications in this
Section 19.

      20. Release of Guarantors. In the event that all of the Equity Interests of one or more Guarantors that are Subsidiary Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing in accordance with Section 9.08 of the Credit Agreement), such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrowers or any of their Subsidiaries) be released from this Guarantee automatically and without further action and this Guarantee shall, as to each such Guarantor or Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of one or more persons (other than CCI Holdings or either Borrower) that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for purposes of this Section 20).

      IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    CONSOLIDATED COMMUNICATIONS ILLINOIS
                                      HOLDINGS, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CONSOLIDATED COMMUNICATIONS MARKET
                                      RESPONSE, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS PUBLIC
                                      SERVICES, INC.



                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CONSOLIDATED COMMUNICATIONS OPERATOR
                                      SERVICES, INC.



                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS MOBILE
                                      SERVICES, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CONSOLIDATED COMMUNICATIONS BUSINESS
                                      SYSTEMS, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CONSOLIDATED COMMUNICATIONS NETWORK
                                      SERVICES, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS VENTURES
                                      COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS OF FORT
                                      BEND COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS OF TEXAS
                                      COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    CONSOLIDATED COMMUNICATIONS TELECOM
                                      SERVICES OF TEXAS COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS
                                      TRANSPORT COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    CONSOLIDATED COMMUNICATIONS SERVICE
                                      COMPANY


                                    By: ________________________________________
                                        Name:
                                        Title:

Accepted and agreed to:

CITICORP NORTH AMERICA, INC,
as Administrative Agent


By: _______________________________
   Name:
   Title:

                   SUPPLEMENTAL SUBSIDIARY GUARANTEE AGREEMENT

      Reference is made to the Guarantee Agreement dated as of [ ], 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee Agreement") among Citicorp North America, Inc., as Administrative Agent (the "Administrative Agent"), and each of the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in the Guarantee Agreement).

                              W I T N E S S E T H :

      WHEREAS, pursuant to Section 5.16 of the Credit Agreement, each 90% Subsidiary that is a Subsidiary of either Borrower that was not in existence on the date of the Credit Agreement is required to become a Guarantor under the Guarantee Agreement by executing a Subsidiary Guarantee Agreement. The undersigned Subsidiary (the "New Guarantor") is executing this supplemental subsidiary guarantee agreement (the "Supplemental Subsidiary Guarantee Agreement") to the Guarantee Agreement in order to induce the Lenders to make additional Revolving Loans and as consideration for the Loans previously made.

      NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:

      1. Guarantee. In accordance with Section 5.16 of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor.

      2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement and the other Loan Documents applicable to it as a Guarantor thereunder and (b) makes the representations and warranties in the Credit Agreement applicable to it. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor.

      3. Severability. Any provision of this Supplemental Subsidiary Guarantee Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      4. Counterparts. This Supplemental Subsidiary Guarantee Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Supplemental Subsidiary Guarantee Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplemental Subsidiary Guarantee Agreement.

      5. No Waiver. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

      6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 15 of the Guarantee Agreement.

      7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the undersigned has caused this Supplemental Subsidiary Guarantee Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                    [NEW GUARANTOR]


                                    By: ________________________________________
                                         Name:
                                         Title:

                                    Address for Notices:


                                    CITICORP NORTH AMERICA, INC.,
                                      as Administrative Agent


                                    By: ________________________________________
                                         Name:
                                         Title: